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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 3, 2004


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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


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        CAYMAN ISLANDS                   1-10809              98-0191089
(State or other jurisdiction of       (Commission           (IRS Employer
        incorporation)                File Number)       Identification No.)

              XL HOUSE, ONE BERMUDIANA ROAD, HAMILTON, BERMUDA HM11
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 292 8515

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The following exhibits are filed herewith:


      Exhibit No.         Description
      -----------         -----------

          99.1 Press Release ("XL CAPITAL LTD REPORTS RECORD FIRST QUARTER 2004 RESULTS") dated May 3, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The following information is being furnished under Item 12, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On May 3, 2004, XL Capital Ltd issued the press release attached as Exhibit
99.1 and incorporated by reference announcing the results for the first quarter of 2004.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 3, 2004

                                    XL CAPITAL LTD
                                        (Registrant)


                                    By:   /s/ Jerry de St. Paer
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                                          Name:   Jerry de St. Paer
                                          Title:  Executive Vice President and
                                                   Chief Financial Officer